                                                                    EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP


                                                           Arthur Andersen LLP
                                                           Suite 1800
                                                           200 Public Square
                                                           Cleveland, OH  44114


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report (and to all reference to our Firm) incorporated by reference in this registration statement.


                                                         ARTHUR ANDERSEN LLP

Cleveland, Ohio
April 19, 1999